UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 15, 2007

SPECIALIZED SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Commission file number: 0-32267

Michigan	38-2781857
(State of Incorporation)	(I.R.S. Employer Identification No.)

23077 Greenfield Road, Suite 470, Southfield, MI	48075
(Address of Principal Executive Offices)	(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (248) 557-1030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K that the Registrant's auditor/client relationship with Kahn Boyd Levychin, LLP had ceased effective June 23, 2005.

(a)(1) Previous Independent Accountant

(i) The Registrant reports that the Registrant's auditor Kahn Boyd Levychin, LLP resigned effective June 23, 2005.

(ii) Kahn Boyd Levychin's reports on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to Maddox Ungar Silberstein, PLLC as the Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on August 15, 2007.
(iv) In connection with the audits of the Company's financial statements for the years ended December 31, 2004 and 2003 and any subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Kahn Boyd Levychin, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kahn Boyd Levychin, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.

(a)(2) Engagement of Maddox Ungar Silberstein, PLLC as the Registrant's Independent Accountant.
On August 15, 2007, the Registrant's board of directors recommended and approved the reengagement of Maddox Ungar Silberstein, PLLC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2006 and 2005.

(a)(3) The Registrant has provided Kahn Boyd Levychin with a copy of the disclosures it is making in response to this Item. The Registrant has requested Kahn Boyd Levychin to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Kahn Boyd Levychin does not agree. The Registrant has filed the letter as exhibit 16 to this current report containing this disclosure.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
16	Letter from Certifying Accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ David E. Joseph, CEO, President
(Principal Executive Officer)
Dated: October 5, 2007